Exhibit 10.3

EXECUTION VERSION

REGISTRATION RIGHTS AGREEMENT

This REGISTRATION RIGHTS AGREEMENT (this “Agreement”) is made and entered into as of December 23, 2014, by and among Lime Energy Co., a Delaware corporation (the “Company”), Bison Capital Partners IV, L.P., a Delaware limited partnership (including its successors and assigns, the “Investor”) and each of the Holders of Permissible Piggyback Shares (as defined below).

WHEREAS, in connection with the Securities Purchase Agreement by and among the Company and the Investor dated December 23, 2014 (the “Purchase Agreement”), the Company has agreed, upon the terms and subject to the conditions set forth in the Purchase Agreement, to issue and sell to the Investor a certain number of shares of Series C Preferred Stock, par value $0.01 per share (the “Series C Preferred Stock”);

WHEREAS, in accordance with the terms of the Purchase Agreement, the Company has agreed to provide certain registration rights to the Investor under the Securities Act of 1933, as amended, and the rules and regulations thereunder, or any similar successor statute (collectively, the “Securities Act”), and applicable state securities laws; and

WHEREAS, the Company has previously granted certain registration rights to the Holders of Permissible Piggyback Shares.

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company, the Investor and the Holders of Permissible Piggyback Shares hereby agree as follows:

1.                                      Definitions.  Capitalized terms used and not otherwise defined herein that are defined in the Purchase Agreement will have the respective meanings given such terms in the Purchase Agreement.  As used in this Agreement, the following terms have the respective meanings set forth in this Section 1:

“Advice” has the meaning set forth in Section 9(d).

“Beneficial Ownership” by a Person of any securities means ownership of such securities in respect of which such Person is considered to be a “beneficial owner” under Rule 13d-3 under the Exchange Act as in effect on the date hereof.

“Capital Stock” means any and all shares, interests, participations or other equivalents (however designated) of capital stock of a corporation, any and all equivalent ownership interests in a Person (other than a corporation) and any and all warrants or options to purchase any of the foregoing.

“Commission Comments” means written comments pertaining solely to Rule 415 which are received by the Company from the Commission to a filed Registration Statement, a copy of which shall have been provided by the Company to the Holders, which either (i) requires the Company to limit the number of Registrable Securities and Permissible Piggyback Shares which may be included therein to a number which is less than the number sought to be included thereon as filed with the Commission or (ii) requires the Company to either exclude Registrable Securities and Permissible Piggyback Shares held by specified Holders or deem such Holders to be underwriters with respect to Registrable Securities and Permissible Piggyback Shares they seek to include in such Registration Statement.

“Common Stock” means the Company’s common stock, par value $0.0001 per share, or any other Capital Stock of the Company (including, without limitation, any preferred stock) into which such stock is reclassified or reconstituted.

“Cut Back Shares” has the meaning set forth in Section 2(a)(v).

“Demand Registration” has the meaning set forth in Section 2(a)(i).

“Demanding Holders” means the Investor or, if the Investor does not have Beneficial Ownership of [a majority] of the Registrable Securities at any time, the beneficial owners (as defined under Rule 13d-3 under the Exchange Act) of a majority of the Registrable Securities then outstanding.

“Effective Date” means, as to a Registration Statement, the date on which such Registration Statement is first declared effective by the Commission.

“Effectiveness Date” means the earlier of: (i) the 90th day following the applicable Filing Date for a Registration Statement and (ii) the fifth Trading Day following the date on which the Company is notified by the Commission that such Registration Statement will not be reviewed or is no longer subject to further review; provided, that, if the Commission reviews and has written comments to such filed Registration Statement that would require the filing of a pre-effective amendment thereto with the Commission, then the Effectiveness Date shall be the 150th day following the applicable Filing Date.

“Effectiveness Period” means, as to any Registration Statement required to be filed pursuant to this Agreement, the period commencing on the Effective Date of such Registration Statement and ending on (a) the date that all of the Registrable Securities covered by such Registration Statement have been sold by the Holders of the Registrable Securities included therein, or (b) such time as all of the Registrable Securities covered by such Registration Statement may be sold by the Holders without volume restrictions pursuant to Rule 144 as determined by the counsel to the Company pursuant to a written opinion letter to such effect, addressed and acceptable to the Company’s transfer agent and the affected Holders.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Filing Date” means, subject to Sections 2(a)(i), 2(a)(iv) and 2(a)(v), (a) with respect to any Registration Statement required to be filed pursuant to a Demand Registration, no later than sixty (60) days (or 120 days, if the filing of such Registration Statement would require the Company to commence an audit) after receipt by the Company of a request for such Demand Registration pursuant to Section 2(a); (b) with respect to any additional Registration Statements required to be filed due to SEC Restrictions, the applicable Restriction Termination Date; and (c) with respect to a Registration Statement on Form S-3, no later than sixty (60) days after receipt by the Company of a request for such Registration Statement pursuant to Section 2(b); provided that, if such Filing Date is between forty-six (46) and ninety (90) days after the Company’s fiscal year end and the Company does not on such date meet the conditions described under paragraph (c) of Regulation S-X, Item 3-01 promulgated under the Securities Act and the Exchange Act, the Filing Date shall be extended until fifteen (15) days after the earlier of the date the Company files its annual report pursuant to Section 13(a) or Section 15(d) of the Exchange Act for the prior fiscal year and the due date for such annual report.

“FINRA” means the Financial Industry Regulatory Authority, Inc.

“Holders” means the Holders of Permissible Piggyback Shares and Holders of Registrable Securities, collectively.

“Holder of Permissible Piggyback Shares” or “Holders of Permissible Piggyback Shares” means the holder or holders, as the case may be, of Permissible Piggyback Shares set forth on Annex A hereto.

“Holder of Registrable Securities” or “Holders of Registrable Securities” means the holder or holders, as the case may be, from time to time of Registrable Securities and, if other than the Investor, a Person to whom the rights hereunder have been properly assigned pursuant to Section 7 hereof.

“Indemnified Party” has the meaning set forth in Section 5(c).

“Indemnifying Party” has the meaning set forth in Section 5(c).

“Losses” has the meaning set forth in Section 5(c).

“Permissible Piggyback Shares” means (i) the shares identified on Annex C hereto, which shall be included in a Registration Statement pursuant to the terms of this Agreement and (ii) any securities issued or issuable upon any stock split, dividend or other distribution, recapitalization or similar event, or any price adjustment as a result of such stock splits, reverse stock splits or similar events with respect to any of the securities referenced in (i) above.  Notwithstanding the foregoing, a security shall cease to be a Permissible Piggyback Share for purposes of this Agreement from and after such time as the Holder of such Permissible Piggyback Share may resell such security without volume restrictions under Rule 144, as determined by the counsel to the Company pursuant to a written opinion to such effect, addressed and acceptable to the Company’s transfer agent and the affected Holders of Permissible Piggyback Shares.

“Proceeding” means an action, claim, suit, investigation or proceeding (including, without limitation, an investigation or partial proceeding, such as a deposition), whether commenced or threatened.

“Prospectus” means the prospectus included in a Registration Statement (including, without limitation, a prospectus that includes any information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities and Permissible Piggyback Shares (if any) covered by a Registration Statement, and all other amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.

“Registrable Securities” means: (i) the shares of Common Stock issuable or issued upon conversion of the Series C Preferred Stock held by the Holders and any assignee thereof in accordance with Section 7 of this Agreement, and (ii) any securities issued or issuable upon any stock split, dividend or other distribution, recapitalization or similar event, or any price adjustment as a result of such stock splits, reverse stock splits or similar events with respect to any of the securities referenced in (i) above.  Notwithstanding the foregoing, a security shall cease to be a Registrable Security for purposes of this Agreement from and after such time as the Holder of such security may resell such security without volume restrictions under Rule 144, as determined by the counsel to the Company pursuant to a written opinion letter to such effect, addressed and acceptable to the Company’s transfer agent and the affected Holders of Registrable Securities.

“Registration Statement” means any registration statement required to be filed under this Agreement, including in each case the Prospectus, amendments and supplements to such registration statements or Prospectus, including pre- and post- effective amendments, all exhibits thereto, and all material incorporated by reference or deemed to be incorporated by reference therein.

“Restriction Termination Date” has the meaning set forth in Section 2(a)(v).

“Rule 144” means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

“Rule 415” means Rule 415 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

“Rule 424” means Rule 424 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

“SEC Restrictions” has the meaning set forth in Section 2(a)(v).

“Selling Expenses” means all underwriting discounts, selling commissions, and stock transfer taxes applicable to the sale of Registrable Securities and Permissible Piggyback Shares, and fees and disbursements of counsel for any Holder, except for the fees and disbursements of the Selling Stockholder Counsel borne and paid by the Company as provided in Section 4.

“Selling Stockholder” has the meaning set forth in Section 3(a).

“Selling Stockholder Counsel” has the meaning set forth in Section  4.

“Selling Holder Questionnaire” means the selling security holder notice and questionnaire attached as Annex B hereto.

“Tolling Date” has the meaning set forth in Section 2(a)(v).

“Trading Market” means any of the New York Stock Exchange, the NYSE AMEX, the NASDAQ Global Select Market, the NASDAQ Global Market, the NASDAQ Capital Market, the OTCBB or any other market on which the Common Shares are listed or quoted for trading on the date in question.

2.                                      Registrations.

(a)                     Demand Registration

(i)                                     Request for Registration.  At any time after the first anniversary of the date of this Agreement, the Demanding Holders may make a written request for registration under the Securities Act of all or part (but in no event less than twenty five percent (25%)) of their Registrable Securities (a “Demand Registration”).  Such request for a Demand Registration must specify the number of shares of Registrable Securities proposed to be sold and must also specify the intended method of disposition thereof. Upon receipt of such written request, the Company will promptly give written notice of the proposed Demand Registration to all other Holders. Upon any such request, the Demanding Holders (and any other Holder or Holders) joining in such request as are specified in a written request given within 15 days after receipt of such written notice from the Company) shall be entitled to have their Registrable Securities and Permissible Piggyback Shares included in the Demand Registration, subject to Section 2(a)(iv) and Section 2(a)(v).  Notwithstanding the foregoing, the Company shall not be obligated to effect any such Demand Registration if the Company furnishes to the Holders a certificate signed by the Chief Executive Officer or President of the Company stating that, in the good faith judgment of the Board of Directors of the Company, it would be materially detrimental to the Company and its stockholders for such Demand Registration to be effected at such time, in which event the Company shall have the right to defer the filing of the registration statement for such Demand Registration for only that period of time as the Board of Directors in good faith reasonably deems necessary to avoid such material detriment to the Company, but, in any case, not more than ninety (90) days after receipt of the request of the Holder or Holders under this Section 2(a); provided, however, that (i) the Company shall in no event be entitled to defer registration if the deferral is caused by, will cause or arises out of a material breach of any right of the Investor under the Transaction Documents (as defined in the Purchase Agreement), or if the facts or circumstances for such deferral existed at the time that a registration right held by another holder of Capital Stock of the Company was exercised and no deferral was requested, and (ii) the Company shall not be allowed to exercise this deferral right more than once in any three hundred sixty-five (365)-day period. The Company shall not be obligated to effect more than one Demand Registration under this Section 2(a).

(ii)                                  Effective Registration. Except in the case of a withdrawal governed by the last sentence of Section 2(a)(vi), a registration will not count as a Demand Registration until the Registration Statement covering the Registrable Securities (including any Cut Back Shares) that are the subject of such Demand Registration has become effective and the Company has complied with all of its obligations under this Agreement with respect thereto; provided, however, that, after such Registration Statement has been declared effective, if the offering of Registrable Securities pursuant to such Demand Registration is interfered with by any stop order, injunction or other order or requirement of the SEC or any other governmental agency or court, such Demand Registration will be deemed not to have become effective during the period of such interference.

(iii)                               Underwritten Offering.  If the Demanding Holders intend to distribute the Registrable Securities covered by their request by means of an underwriting, they shall so advise the Company as a part of their request made pursuant to Section 2(a)(i), and the Company shall include such information in the notice to other Holders.  The underwriter(s) will be selected by the Demanding Holders, subject only to the reasonable approval of the Company.  In such event, the right of any Holder to include such Registrable Securities or Permissible Piggyback Shares in such registration shall be conditioned upon the participation of such Holder in such underwriting and the inclusion of such Registrable Securities or Permissible Piggyback Shares in the underwriting to the extent provided herein.  All Holders proposing to distribute their securities through such underwriting shall (together with the Company) enter into an underwriting agreement in customary form with the underwriter(s) selected for such underwriting.  Notwithstanding any other provision of this Section 2(a)(iii), if the managing underwriter(s) advise(s) the Demanding Holders that marketing factors require a limitation on the number of shares to be underwritten, then the Demanding Holders shall so advise all Holders that otherwise would be underwritten pursuant hereto, and the number of Registrable Securities and Permissible Piggyback Shares that may be included in the underwriting shall be allocated in accordance with the allocation set forth in Section 2(a)(iv).

(iv)                              Reduction of Offering.  If the managing underwriter(s) for a Demand Registration that is to be an underwritten offering advises the Company and the Demanding Holders that the dollar amount or number of shares of Registrable Securities and Permissible Piggyback Shares which the Demanding Holders and the other Holders desire to sell, taken together with all other shares of Common Stock or other securities which the Company desires to sell and the shares of Common Stock or other securities, if any, as to which registration has been requested pursuant to any other outstanding piggy-back registration rights or which other stockholders of the Company desire to sell, exceeds the maximum dollar amount or number that can be sold in such offering without adversely affecting the proposed offering price, the timing, the distribution method or the probability of success of such offering (the “Maximum Number of Shares”), then the Company shall include in such registration:

a)             first, Registrable Securities and Permissible Piggyback Shares as to which Demand Registration has been requested by the Demanding Holders and the other Holders (pro rata in accordance with the number of shares of Registrable Securities and Permissible Piggyback Shares held by each Holder, regardless of the number of shares of Registrable Securities or Permissible Piggyback Shares which such Holder has requested be included in such registration) that can be sold without exceeding the Maximum Number of Shares;

b)             second, to the extent that the Maximum Number of Shares has not been reached under the foregoing clause (a), the shares of Common Stock for the account of other persons that the Company is obligated to register pursuant to any other registration rights agreement (to be allocated among the persons requesting inclusion in such registration pursuant to such agreements pro rata in accordance with the number of shares of Common Stock with respect to which such person has the right to request such inclusion under such agreements, regardless of the number of shares which such person has actually requested be included in such registration) that can be sold without exceeding the Maximum Number of Shares; and

c)              third, to the extent that the Maximum Number of Shares has not been reached under the foregoing clauses (a) and (b), the shares of Common Stock that other stockholders desire to sell that can be sold without exceeding the Maximum Number of Shares.

(v)                                 Cut Back Shares; SEC Restrictions.  Notwithstanding anything to the contrary contained in this Section 2(a), if the Company receives Commission Comments, and following discussions with and responses to the Commission in which the Company uses its reasonable efforts and time to cause as many Registrable Securities and Permissible Piggyback Shares for as many Holders as possible to be included in the Registration Statement filed pursuant to Section 2(a) without characterizing any Holder as an underwriter unless such characterization is consistent with written information provided by the Holder in the Selling Holder Questionnaire (and in such regard uses its reasonable best efforts to cause the Commission to permit the affected Holders or their respective counsel to participate in Commission conversations on such issue together with the Company’s counsel, and timely conveys relevant information concerning such issue with the affected Holders or their respective counsel) (the day that such discussions and responses are concluded shall be referred to as the “Tolling Date”), the Company is unable to cause the inclusion of all Registrable Securities and Permissible Piggyback Shares, then the Company may, following not less than three (3) Trading Days prior written notice to the Holders (i) remove from the Registration Statement such Registrable Securities (the “Cut Back Shares”) and Permissible Piggyback Shares and/or (ii) agree to such restrictions and limitations on the registration and resale of the Registrable Securities and Permissible Piggyback Shares, in each case as the Commission may require in order for the Commission to allow such Registration Statement to become effective; provided, that in no event may the Company characterize any Holder as an underwriter unless such characterization is consistent with written information provided by the Holder in the Selling Holder Questionnaire or otherwise approved by the Holder in writing (collectively, the “SEC Restrictions”).  Unless the SEC Restrictions otherwise require, any cut-back imposed pursuant to this Section 2(a)(v) shall be allocated in accordance with the allocation set forth in Section 2(a)(iv).  The required Effectiveness Date for such Registration Statement will be tolled until such time as the Company is able to effect the registration of the Cut Back Shares in accordance with any SEC Restrictions if such Registrable Securities cannot at such time be resold by the Holders thereof without volume limitations pursuant to Rule 144 (such date, the “Restriction Termination Date”).  From and after the Restriction Termination Date, all provisions of this Section 2 shall again be applicable to the Cut Back Shares (which, for avoidance of doubt, retain their character as “Registrable Securities”) if such Registrable Securities cannot at such time be resold by the Holders thereof without volume limitations pursuant to Rule 144 so that the Company will be required to file with and cause to be declared effective by the Commission such additional Registration Statements in the time frames set forth herein as necessary to ultimately cause to be covered by effective Registration Statements all Registrable Securities included in the Demand Registration.  For the avoidance of doubt, the time period starting from the Tolling Date and ending with the Restriction Termination Date shall be excluded in calculating the applicable Effectiveness Date.

(vi)                              Withdrawal.  If the Demanding Holders or any of them disapprove of the terms of any underwriting or are not entitled to include all of their Registrable Securities in any offering, such Demanding Holders may elect to withdraw from such offering by giving written notice to the Company and the Underwriter of their request to withdraw prior to the effectiveness of the Registration Statement. If the Demanding Holders or any of them withdraw from a proposed offering relating to a Demand Registration and, solely as a result of such withdrawal the Registration Statement is withdrawn prior to being declared effective, such registration shall count as a Demand Registration provided for in Section 2(a) unless the withdrawing Demanding Holders pay their pro rata share (based upon the number of shares to be included in such Registration Statement) of the expenses incurred in connection with such Registration Statement.

(vii)                           Filing Demand Registration Statement.  The Company shall prepare and file with the Commission such Registration Statement on or prior to the applicable Filing Date.  Such Registration Statement shall contain (except if otherwise required pursuant to written comments received from the Commission upon a review of such Registration Statement, other than as to the characterization of any Holder as an underwriter, which shall not occur unless such characterization is consistent with written information provided by the Holder in the Selling Holder Questionnaire or otherwise approved by the Holder in writing) the “Plan of Distribution” attached hereto as Annex A.  The Company shall cause any Registration Statement required to be filed under this Section 2(a) to be declared effective under the Securities Act as soon as possible but, in any event, no later than its Effectiveness Date, and shall use its reasonable best efforts to keep each such Registration Statement continuously effective during its entire Effectiveness Period.  By 5:00 p.m. (New York City time) on the Business Day immediately following the Effective Date of each Registration Statement, the Company shall file with the Commission in accordance with Rule 424 under the Securities Act the final prospectus to be used in connection with sales pursuant to such Registration Statement (whether or not such filing is technically required under such Rule). If for any reason other than due solely to SEC Restrictions, a Registration Statement is effective but not all outstanding Registrable Securities are registered for resale pursuant thereto, then the Company shall prepare and file by a date that is reasonably promptly after such unregistered Registrable Securities become Registrable Securities, an additional Registration Statement to register the resale of all such unregistered Registrable Securities for an offering to be made on a continuous basis pursuant to Rule 415.

(b)                     Registrations on Form S-3.

(i)                                     At any time after the first anniversary of the date of this Agreement, the Holders of Registrable Securities may request in writing that the Company register the resale of any or all of such Registrable Securities on Form S-3 (or any similar short-form registration which may be available at such time). Upon receipt of such written request, the Company will promptly give written notice of the proposed registration to all other Holders, and, as soon as practicable thereafter, effect the registration of all or such portion of such Holder’s or Holders’ Registrable Securities or Permissible Piggyback Shares, as applicable, as are specified in such request, together with all or such portion of the Registrable Securities or Permissible Piggyback Shares of any other Holder or Holders joining in such request as are specified in a written request given within 15 days after receipt of such written notice from the Company; provided, however, that the Company shall not be obligated to effect any such registration pursuant to this Section 2(b) if (a) the Company is not eligible to use a Form S-3 (or any successor form) to register such Registrable Securities and Permissible Piggyback Shares, (b) the Holders propose to effect an underwritten offering, or (c) the Company furnishes to the Holders a certificate signed by the Chief Executive Officer or President of the Company stating that, in the good faith judgment of the Board of Directors of the Company, it would be materially detrimental to the Company and its stockholders for such Form S-3 registration to be effected at such time, in which event the Company shall have the right to defer the filing of the Form S-3 Registration Statement for only that period of time as the Board of Directors in good faith reasonably deems necessary to avoid such material detriment to the Company, but, in any case, not more than ninety (90) days after receipt of the request of the Holder or Holders under this Section 2(b); provided, however, that (i) the Company shall in no event be entitled to defer registration if the deferral is caused by, will cause or arises out of a material breach of any right of the Investor under the Transaction Documents (as defined in the Purchase Agreement), or if the facts or circumstances for such deferral existed at the time that a registration right held by another Holder of Capital Stock was exercised and no deferral was requested, and (ii) the Company shall not be allowed to exercise this deferral right more than once in any three hundred sixty-five (365)-day period.  The Company shall use its reasonable best efforts to maintain each Registration Statement under this Section 2(b) for the Effectiveness Period.  Registrations effected pursuant to this Section 2(b) shall not be counted as a Demand Registration effected pursuant to Section 2(a), but the Company may, to the extent permitted by the Commission and in lieu of filing a new Registration Statement for such Demand Registration, use the Registration Statement on Form S-3 and amend or supplement the same, within the time frames set forth in Section 2(a) for a new Registration Statement in order to accommodate the request made pursuant to Section 2(a)(i).

(ii)                                  Any Registration Statement on Form S-3 shall be filed by the Filing Date for such Registration Statement and declared effective under the Securities Act as soon as possible thereafter, but in any event prior to the Effectiveness Date therefor.  Such Registration Statement on Form S-3 shall contain (except if otherwise required pursuant to written comments received from the Commission upon a review of such Registration Statement, other than as to the characterization of any Holder as an underwriter, which shall not occur unless such characterization is consistent with written information provided by the Holder in the Selling Holder Questionnaire) the “Plan of Distribution” attached hereto as Annex A.  The Company shall use its reasonable best efforts to keep such Registration Statement continuously effective under the Securities Act during the entire Effectiveness Period.  By 5:00 p.m. (New York City time) on the Business Day immediately following the Effective Date of such Registration Statement, the Company shall file with the Commission in accordance with Rule 424 under the Securities Act the final prospectus to be used in connection with sales pursuant to such Registration Statement (whether or not such filing is technically required under such Rule).

(c)                      Piggy-Back Registrations.  If at any time during the Effectiveness Period there is not an effective Registration Statement covering all of the Registrable Securities and Permissible Piggyback Shares and the Company shall determine to prepare and file with the Commission a registration statement relating to an offering for its own account or the account of others under the Securities Act of any of its equity securities, other than on Form S-4 or Form S-8 (each as promulgated under the Securities Act) or their then equivalents relating to equity securities to be issued solely in connection with any acquisition of any entity or business or equity securities issuable in connection with stock option or other employee benefit plans, then the Company shall send to each Holder written notice of such determination and, if within fifteen calendar days after receipt of such notice, any such Holder shall so request in writing, the Company shall include in such registration statement all or any part of such Registrable Securities and Permissible Piggyback Shares such Holder requests to be registered, subject to customary underwriter cutbacks applicable to all holders of registration rights.

(d)                     Company Registrations.

(i)                                     In connection with any offering involving an underwriting of shares of the Company’s Capital Stock pursuant to Section 2(c), the Company shall not be required to include any Registrable Securities or Permissible Piggyback Shares in such underwriting unless the Holders thereof accept the terms of the underwriting as agreed upon between the Company and its underwriters, and then only in such quantity as the underwriters in their sole discretion determine will not jeopardize the success of the offering by the Company.  If the total number of securities, including Registrable Securities and Permissible Piggyback Shares, requested by Holders to be included in such offering exceeds the number of securities to be sold (other than by the Company) that the underwriters in their reasonable discretion determine is compatible with the success of the offering, then the Company shall be required to include in the offering only that number of such securities, including Registrable Securities and Permissible Piggyback Shares, which the underwriters in their sole discretion determine will not jeopardize the success of the offering.  If the underwriters determine that less than all of the Registrable Securities and Permissible Piggyback Shares requested to be registered can be included in such offering, then the Registrable Securities and Permissible Piggyback Shares that are included in such offering shall be allocated in accordance with the the allocation set forth in Section 2(d)(ii).

(ii)                                  Reduction of Offering.  If the managing underwriter(s) for a Company registration pursuant to Section 2(d)(i) advises the Company, in writing, that the dollar amount or number of shares of Registrable Securities and Permissible Piggyback Shares which the Holders desire to sell, taken together with all other shares of Common Stock or other securities which the Company desires to sell and the shares of Common Stock or other securities, if any, as to which registration has been requested pursuant to any other outstanding piggy-back registration rights or which other stockholders of the Company desire to sell, exceeds the Maximum Number of Shares, then the Company shall include in such registration:

a)             first, the shares of Common Stock that the Company desires to sell that can be sold without exceeding the Maximum Number of Shares;

b)             second, to the extent that the Maximum Number of Shares has not been reached under the foregoing clause (a), Registrable Securities and Permissible Piggyback Shares as to which registration has been requested by the Holders (pro rata in accordance with the number of shares of Registrable Securities or Permissible Piggyback Shares which such Holder has requested be included in such registration) that can be sold without exceeding the Maximum Number of Shares;

c)              third, to the extent that the Maximum Number of Shares has not been reached under the foregoing clauses (a) and (b), the shares of Common Stock for the account of other persons that the Company is obligated to register pursuant to any other registration rights agreement (to be allocated among the persons requesting inclusion in such registration pursuant to such agreements pro rata in accordance with the number of shares of Common Stock with respect to which such person has the right to request such inclusion under such agreements, regardless of the number of shares which such person has actually requested be included in such registration) that can be sold without exceeding the Maximum Number of Shares; and

d)             fourth, to the extent that the Maximum Number of Shares has not been reached under the foregoing clauses (a), (b) and (c), the shares of Common Stock that other stockholders desire to sell that can be sold without exceeding the Maximum Number of Shares.

(e)                      Selling Holder Questionnaire.  Each Holder agrees to furnish to the Company a completed Questionnaire in the form attached to this Agreement as Annex B (a “Selling Holder Questionnaire”).  The Company shall not be required to include the Registrable Securities or the Permissible Piggyback Shares in a Registration Statement and shall not be required to pay any damages to any Holder of such securities who fails to furnish to the Company a fully completed Selling Holder Questionnaire at least four Trading Days prior to the applicable Filing Date (subject to the requirements set forth in Section 3(a)); provided, that the Company shall have furnished a copy of Selling Holder

Questionnaire to such Holder and requested a completed Selling Holder Questionnaire from such Holder ten Trading Days prior to each applicable Filing Date.

(f)                       Waiver by Holders of Permissible Piggyback Shares.  Each Holder of Permissible Piggyback Shares hereby permanently and irrevocably waives any and all of its registration rights in respect of the Capital Stock of the Company (other than the registration rights granted with respect to Permissible Piggyback Shares pursuant to the terms of this Agreement).

3.                                      Registration Procedures.

In connection with the Company’s registration obligations hereunder:

(a)                     Not less than four Trading Days prior to the filing of a Registration Statement or any related Prospectus or any amendment or supplement thereto, the Company shall furnish to each Holder whose Registrable Securities and Permissible Piggyback Shares are included therein (the “Selling Stockholders”) copies of the “Selling Stockholders” section of such document, the “Plan of Distribution” and any risk factor contained in such document that addresses specifically this transaction or the Selling Stockholders, as proposed to be filed, which documents will be subject to the review of such Selling Stockholder, which review shall not be delayed.  The Company shall not file a Registration Statement, any Prospectus or any amendments or supplements thereto in which the “Selling Stockholder” section thereof differs from the disclosure received from a Selling Stockholder in its Selling Holder Questionnaire (as amended or supplemented).  The Company shall not file a Registration Statement, any Prospectus or any amendments or supplements thereto in which it (i) characterizes any Selling Stockholder as an underwriter, unless such characterization is consistent with written information provided by the Selling Stockholder in the Selling Holder Questionnaire, or is otherwise approved by the Holder in writing or (ii) reduces the number of Registrable Securities and Permissible Piggyback Shares being registered on behalf of a Selling Stockholder except pursuant to, in the case of subsection (ii), the Commission Comments, without, in each case, such Selling Stockholder’s express written authorization, unless such reduction is made pursuant to Section 2(a)(iii), Section 2(a)(iv), Section 2(a)(v) or 2(d) hereof.  If the Commission issues written comments to the Registration Statement requiring a Holder to be characterized as an underwriter, the Company shall provide a copy of such comments to such Holder.  If following discussions with and responses to the Commission in which the Company uses its reasonable efforts and time to persuade the Commission that such Holder should not be characterized as an underwriter, and in which such Holder and its counsel shall be entitled to participate, the Commission insists that such Holder be characterized as an underwriter as a condition to declaring the Registration Statement effective, such Holder may elect either (i) to consent in writing to characterization of it as an underwriter or (ii) to elect to have its shares removed from the Registration Statement (in which case such Registration Statement shall not be counted as a Demand Registration effected pursuant to Section 2(a)).  The Company shall also ensure that each Registration Statement (including any amendments or supplements thereto and prospectuses contained therein) shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein, or necessary to make the statements therein (in the case of prospectuses, in the light of the circumstances in which they were made) not misleading.

(b)                     The Company shall (i) prepare and file with the Commission such amendments, including post-effective amendments, to each Registration Statement and the Prospectus used in connection therewith as may be necessary to keep such Registration Statement continuously effective as to the applicable Registrable Securities for the Effectiveness Period and prepare and file with the Commission such additional Registration Statements in order to register for resale under the Securities Act all of the Registrable Securities and Permissible Piggyback Shares; (ii) cause the related Prospectus to be amended or supplemented by any required Prospectus supplement, and as so supplemented or amended to be filed pursuant to Rule 424; (iii) respond as promptly as reasonably possible to any comments received from the Commission with respect to each Registration Statement or any amendment thereto and, as promptly as reasonably possible; and (iv) comply in all material respects with the provisions of the Securities Act and the Exchange Act with respect to the Registration Statement(s) and the disposition of all Registrable Securities and Permissible Piggyback Shares covered by each Registration Statement.

(c)                      The Company shall notify the Selling Stockholders as promptly as reasonably possible (i) when a Prospectus or any Prospectus supplement or post-effective amendment to a Registration Statement is proposed to be filed; and with respect to each Registration Statement or any post-effective amendment, when the same has become effective; (ii) of any request by the Commission or any other Federal or state governmental authority for amendments or supplements to a Registration Statement or Prospectus or for additional information; (iii) of the issuance by the Commission of any stop order suspending the effectiveness of a Registration Statement covering any or all of the Registrable Securities and Permissible Piggyback Shares or the initiation of any Proceedings for that purpose; (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities or Permissible Piggyback Shares for sale in any jurisdiction, or the initiation or threatening of any Proceeding for such purpose; and (v) of the occurrence of any event or passage of time that makes the financial statements included in a Registration Statement ineligible for inclusion therein or any statement made in such Registration Statement or Prospectus or any document incorporated or deemed to be incorporated therein by reference that requires any revisions to such Registration Statement, Prospectus or other documents so that, in the case of such Registration Statement or the Prospectus, as the case may be, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(d)                     The Company shall use its reasonable best efforts to prevent the issuance of any stop order or other suspension of effectiveness of a Registration Statement, or the suspension of the qualification of any of the Registrable Securities and Permissible Piggyback Shares for sale in any jurisdiction and, if such an order or suspension is issued, to obtain the withdrawal of such order or suspension at the earliest possible moment and to notify the Selling Stockholders of the issuance of such order and the resolution thereof or its receipt of actual notice of the initiation or threat of any proceeding for such purpose.

(e)                      The Company shall furnish to each Selling Stockholder, without charge and at the option of the Company in electronic format, at least one conformed copy of each Registration Statement and each amendment thereto and all exhibits, as well as a copy of each Prospectus and each amendment or supplement thereto, to the extent requested by such Selling Stockholder (including those previously furnished) promptly after the filing of such documents with the Commission.

(f)                       Prior to any public offering of Registrable Securities and Permissible Piggyback Shares, the Company shall, if necessary, register or qualify such Registrable Securities and Permissible Piggyback Shares for offer and sale under the securities or Blue Sky laws of all jurisdictions within the United States as any Selling Stockholder may reasonably request, to keep each such registration or qualification (or exemption therefrom) effective during the Effectiveness Period and to do any and all other acts or things necessary or advisable to enable the disposition in such jurisdictions of the Registrable Securities and Permissible Piggyback Shares covered by the Registration Statements; provided, however, in connection with any such registration or qualification, the Company shall not be required to (i) qualify to do business in any jurisdiction where the Company would not otherwise be required to qualify, (ii) subject itself to general taxation in any such jurisdiction, (iii) file a general consent to service of process in any jurisdiction, or (iv) make any change to the Company’s articles of incorporation or bylaws.

(g)                      The Company shall cooperate with the Selling Stockholders to facilitate the timely preparation and delivery of certificates representing Registrable Securities and Permissible Piggyback Shares to be delivered to a transferee pursuant to the Registration Statement(s), which certificates shall, unless prohibited by the Company’s transfer agent (notwithstanding consent of the Company and the provision of legal opinions requested by the transfer agent to effect this Section 3(g)) or the regulations or published interpretations of the Commission, be free of all restrictive legends, and to enable such Registrable Securities and Permissible Piggyback Shares to be in such denominations and registered in such names as any such Holders may request.

(h)                     Upon the occurrence of any event contemplated by Section 3(c), as promptly as reasonably possible, the Company shall prepare a supplement or amendment, including a post-effective amendment, to the affected Registration Statements or a supplement to the related Prospectus or any document incorporated or deemed to be incorporated therein by reference, and file any other required document so that, as thereafter delivered, no Registration Statement nor any Prospectus will contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(i)             The Company shall notify each Selling Stockholder in writing of the happening of any event, as promptly as practicable after becoming aware of such event, as a result of which the prospectus included in a Registration Statement, as then in effect, includes an untrue statement of a material fact or omission to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading (provided that in no event shall such notice contain any material, nonpublic information), and promptly prepare a supplement or amendment to such Registration Statement to correct such untrue statement or omission.  The Company shall also promptly notify each Selling Stockholder in writing when a prospectus or any prospectus supplement or post-effective amendment has been filed, and when a Registration Statement or any post-effective amendment has become effective.

(j)            If any Selling Stockholder is required under applicable securities laws to be described in the Registration Statement as an underwriter, at the reasonable request of such Selling Stockholder, the Company shall furnish to such Selling Stockholder, on the date of the effectiveness of the Registration Statement and thereafter upon the effectiveness of each post-effective amendment to the Registration Statement or filing of the Company’s annual report pursuant to Section 13(a) or Section 15(d) of the Exchange Act, if such Selling Stockholder may reasonably request: (i) a letter, dated such date, from the Company’s independent certified public accountants in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, addressed to the Selling Stockholders, and (ii) an opinion, dated as of such date, of counsel representing the Company for purposes of such Registration Statement, in form, scope and substance reasonably acceptable to such counsel and as is customarily given in an underwritten public offering, addressed to the Selling Stockholders.

(k)         The Company shall hold in confidence and not make any disclosure of information concerning a Selling Stockholder provided to the Company unless: (i) disclosure of such information is necessary to comply with federal or state securities laws, (ii) the disclosure of such information is necessary to avoid or correct a misstatement or omission in any Registration Statement, (iii) the release of such information is ordered pursuant to a subpoena or other final, non-appealable order from a court or governmental body of competent jurisdiction, or (iv) such information has been made generally available to the public other than by disclosure in violation of this Agreement or any other agreement.  The Company agrees that it shall, upon learning that disclosure of such information concerning a Selling Stockholder is sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt written notice to such Selling Stockholder and allow such Selling Stockholder, at the Selling Stockholder’s expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, such information.

(l)             The Company shall use its reasonable best efforts to cause all of the Registrable Securities and Permissible Piggyback Shares covered by a Registration Statement to be listed on each national securities exchange on which securities of the same class or series issued by the Company are then listed, if any, if the listing of such Registrable Securities and Permissible Piggyback Shares is then permitted under the rules of such exchange.  The Company shall pay all fees and expenses in connection with satisfying its obligation under this Section 3(a).

(m)     If requested by a Selling Stockholder, the Company shall as soon as practicable: (i) incorporate in a prospectus supplement or post-effective amendment such information as a Selling Stockholder reasonably requests to be included therein relating to the sale and distribution of Registrable Securities and Permissible Piggyback Shares, including, without limitation, information with respect to the number of Registrable Securities and Permissible Piggyback Shares being offered or sold, the purchase price being paid therefor and any other terms of the offering of the Registrable Securities and Permissible Piggyback Shares to be sold in such offering; (ii) make all required filings of such prospectus supplement or post-effective amendment after being notified of the matters to be incorporated in such prospectus supplement or post-effective amendment; and (iii) supplement or make amendments to any Registration Statement if reasonably requested by a Holder holding any Registrable Securities or Permissible Piggyback Shares.

(n)         The Company shall use its reasonable best efforts to cause the Registrable Securities and Permissible Piggyback Shares covered by a Registration Statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to consummate the disposition of such Registrable Securities and Permissible Piggyback Shares.

4.                                      Registration Expenses.  All expenses (other than Selling Expenses) incurred in connection with registrations, filings, or qualifications pursuant to Section 2, including all registration, filing, and qualification fees; printers’ and accounting fees; fees and disbursements of counsel for the Company; and the reasonable fees and disbursements, not to exceed $10,000, of one counsel for the Selling Stockholders (“Selling Stockholder Counsel”), who shall be selected by the Investor, shall be borne and paid by the Company; provided, however, that the Company shall not be required to pay for any expenses of any registration proceeding begun pursuant to Section 2(a) if the registration request is subsequently withdrawn at the request of the Demanding Holders (in which case all selling Holders of Registrable Securities shall bear such expenses pro rata based upon the number of Registrable Securities that were to be included in the withdrawn registration); provided further that if, at the time of such withdrawal, the Demanding Holders shall have learned of a material adverse change in the condition, business, or prospects of the Company from that known to the Demanding Holders at the time of their request and have withdrawn the request with reasonable promptness after learning of such information then the selling Holders of Registrable Securities shall not be required to pay any of such expenses.  All Selling Expenses relating to Registrable Securities registered pursuant to Section 2 shall be borne and paid by such Selling Stockholders pro rata on the basis of the number of Registrable Securities and Permissible Piggyback Shares registered on their behalf.

5.                                      Indemnification.

(a)                     Indemnification by the Company.  The Company shall, notwithstanding any termination of this Agreement, indemnify and hold harmless each Selling Stockholder, the officers, directors, agents, investment and legal advisors, partners, members and employees of each of them, each Person who controls any such Selling Stockholder (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) and the officers, directors, agents and employees of each such controlling Person, to the fullest extent permitted by applicable law, from and against any and all losses, claims, damages, liabilities, costs (including, without limitation, reasonable costs of preparation and reasonable attorneys’ fees) and expenses (collectively, “Losses”), as incurred, arising out of or relating to any untrue or alleged untrue statement of a material fact contained in any Registration Statement, any Prospectus or any form of prospectus or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus or form of prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading; provided, however, that the Company shall not be required to provide such indemnification to the extent, but only to the extent, that (1) such untrue statements or omissions are based solely upon information regarding such Selling Stockholder furnished in writing to the Company by such Selling Stockholder expressly for use therein, or to the extent that such information relates to such Selling Stockholder or such Selling Stockholder’s proposed method of distribution of Registrable Securities and was reviewed and expressly approved in writing by such Selling Stockholder expressly for use in the Registration Statement, such Prospectus or such form of Prospectus or in any amendment or supplement thereto (it being understood that each Selling Stockholder has approved Annex A hereto for this purpose) or (2) in the case of an occurrence of an event of the type specified in Section 3(c), the use by such Selling Stockholder of an outdated or defective Prospectus after the Company has notified such Selling Stockholder in writing that the Prospectus is outdated or defective and prior to the receipt by such Selling Stockholder of an Advice or an amended or supplemented Prospectus, but only if and to the extent that following the receipt of the Advice or the amended or supplemented Prospectus the misstatement or omission giving rise to such Loss would have been corrected.  The Company shall notify the Selling Stockholders promptly of the institution, threat or assertion of any Proceeding of which the Company is aware in connection with the transactions contemplated by this Agreement.

(b)                     Indemnification by Selling Stockholders. Each Selling Stockholder shall, severally and not jointly, indemnify and hold harmless the Company, its directors, officers, agents and employees, to the fullest extent permitted by applicable law, from and against all Losses, as incurred, arising solely out of or based solely upon: (x) such Selling Stockholder’s failure to comply with the prospectus delivery requirements of the Securities Act or (y) any untrue statement of a material fact contained in any Registration Statement, any Prospectus, or any form of prospectus, or in any amendment or supplement thereto, or arising solely out of or based solely upon any omission of a material fact required to be stated therein or necessary to make the statements therein not misleading to the extent, but only to the extent that, (1) such untrue statements or omissions are based solely upon information regarding such Selling Stockholder furnished in writing to the Company by such Selling Stockholder expressly for use therein, or to the extent that such information relates to such Selling Stockholder or such Selling Stockholder’s proposed method of distribution of Registrable Securities and was reviewed and expressly approved in writing by such Selling Stockholder expressly for use in the Registration Statement (it being understood that each Selling Stockholder has approved Annex A hereto for this purpose), such Prospectus or such form of Prospectus or in any amendment or supplement thereto or (2) in the case of an occurrence of an event of the type specified in Section 3(c), the use by such Selling Stockholder of an outdated or defective Prospectus after the Company has notified such Selling Stockholder in writing that the Prospectus is outdated or defective and prior to the receipt by such Selling Stockholder of an Advice or an amended or supplemented Prospectus, but only if and to the extent that following the receipt of the Advice or the amended or supplemented Prospectus the misstatement or omission giving rise to such Loss would have been corrected.  In no event shall the aggregate liability of any Selling Stockholder be greater in amount than the dollar amount of the net proceeds received by such Selling Stockholder upon the sale of the Registrable Securities giving rise to such indemnification obligation.

(c)                      Conduct of Indemnification Proceedings. If any Proceeding shall be brought or asserted against any Person entitled to indemnity hereunder (an “Indemnified Party”), such Indemnified Party will, promptly after the receipt of notice of the commencement of any such Proceeding, notify the Person from whom indemnity is sought (the “Indemnifying Party”), in writing of the commencement thereof.  The failure of any Indemnified Party so to notify the Indemnifying Party of any such action shall not relieve it from any liability which it may have to such Indemnified Party unless, and only to the extent that, such failure results in the Indemnifying Party’s legal position being prejudiced or it results in a forfeiture of substantive rights or defenses.  In case any such Proceeding shall be brought against any Indemnified Party and it shall notify the Indemnifying Party of the commencement thereof, the Indemnifying Party shall be entitled to assume the defense thereof at its own expense, with counsel reasonably satisfactory to the Indemnified Party; provided, however, that any Indemnified Party may, at its own expense, retain separate counsel to participate in such defense.  Notwithstanding the foregoing, in any third party Proceeding in which the Indemnifying Party and an Indemnified Party is, or is reasonably likely to become, a party, such Indemnified Party shall have the right to employ separate counsel at the Indemnifying Party’s expense (and the Indemnifying Party shall reasonably promptly reimburse the Indemnified Party for such reasonable expense upon presentation of invoices therefor (it being further agreed that the Indemnified Party shall return such reimbursement amounts if there is a Final Gross Negligence Determination (as defined in the Purchase Agreement) against such Indemnified Party)) and to control its own defense of such Proceeding if the named parties to any such Proceeding (including any impleaded parties) include both the Indemnifying Party and the Indemnified Party and if, in the reasonable opinion of counsel to such Indemnified Party, the Indemnifying Party and the Indemnified Party have conflicting interests with respect to such Proceeding based on one or more material legal defenses available to such Indemnified Party that are inconsistent with those available to the Indemnifying Party (other than differing interests associated with the Indemnifying Party’s obligation to indemnify), in which cases the reasonable fees and expenses of one counsel plus, if applicable, one local counsel, of the Indemnified Party shall be paid by the Indemnifying Party on a timely basis.  The Indemnifying Party agrees that it will not (nor shall any of its subsididaries), without the prior written consent of the Indemnifed Party, settle, compromise or consent to the entry of any judgment in any pending or threatened Proceeding relating to the matters contemplated hereby (if any Indemnified Party is a party thereto or has been actually threatened to be made a party thereto) unless such settlement, compromise or consent includes an unconditional release of the Investor and each other Indemnified Party from all liability arising or that may arise out of such claim, action or proceeding.  The rights accorded to Indemnified Parties hereunder shall be in addition to any rights that any Indemnified Party may have at common law, in equity, by separate agreement or otherwise.

The parties agree that reasonable attorneys’ fees and costs shall be paid to the prevailing party by the non-prevailing party in any action brought under this Section 5.  This Section 5 shall survive the termination of this Agreement.  If any Indemnified Party makes any payment to any other Indemnified Party with respect to an indemnified liability as to which the Indemnifying Party was required to indemnify the Indemnified Party receiving such payment, the Indemnified Party making such payment is entitled to be indemnified and reimbursed by the Indemnifying Party with respect thereto.  WITHOUT LIMITATION, THE FOREGOING INDEMNITY SHALL APPLY TO EACH INDEMNIFIED PARTY WITH RESPECT TO LOSSES WHICH IN WHOLE OR IN PART ARE CAUSED BY OR ARISE OUT OF ANY NEGLIGENT ACT OR OMISSION OF SUCH INDEMNIFIED PARTY OR OF ANY OTHER PERSON, UNLESS SUCH LOSSES ARE EXPRESSLY EXCLUDED FROM THE INDEMNIFYING PARTY’S INDEMNIFICATION OBLIGATIONS.

(d)                     Contribution.  If a claim for indemnification under Section 5(a) or 5(b) is unavailable to an Indemnified Party (by reason of public policy or otherwise), then each Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such Losses, in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party and Indemnified Party in connection with the actions, statements or omissions that resulted in such Losses as well as any other relevant equitable considerations.  The relative fault of such Indemnifying Party and Indemnified Party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission of a material fact, has been taken or made by, or relates to information supplied by, such Indemnifying Party or Indemnified Party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such action, statement or omission.  The amount paid or payable by a party as a result of any Losses shall be deemed to include, subject to the limitations set forth in Section 5(c), any reasonable attorneys’ or other reasonable fees or expenses incurred by such party in connection with any Proceeding to the extent such party would have been indemnified for such fees or expenses if the indemnification provided for in this Section was available to such party in accordance with its terms.

The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 5(d) were determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to in the immediately preceding paragraph.  Notwithstanding the provisions of this Section 5(d), (i) no Person involved in the sale of Registrable Securities or Permissible Piggyback Shares which Person is guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) in connection with such sale shall be entitled to contribution from any Person involved in such sale of Registrable Securities or Permissible Piggyback Shares who was not guilty of fraudulent misrepresentation; and (ii) no Selling Stockholder shall be required to contribute, in the aggregate, any amount in excess of the amount by which the proceeds actually received by such Selling Stockholder from the sale of the Registrable Securities or Permissible Piggyback Shares, as applicable, subject to the Proceeding exceeds the amount of any damages that such Selling Stockholder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission.

The indemnity and contribution agreements contained in this Section are in addition to any liability that the Indemnifying Parties may have to the Indemnified Parties.

6.                                      Reports Under the Exchange Act.  With a view to making available to the Holders of Registrable Securities the benefits of Rule 144 or any other similar rule or regulation of the SEC that may at any time permit the Holders of Registrable Securities to sell Registrable Securities of the Company to the public without registration, the Company agrees, for so long as Registrable Securities are outstanding and held by the Holders of Registrable Securities, to:

(a)                     make and keep public information available, as those terms are understood, defined and required in Rule 144;

(b)                     file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act so long as the Company remains subject to such requirements and the filing of such reports and other documents is required for the applicable provisions of Rule 144; and

(c)                      furnish to each Holder of Registrable Securities so long as such Holder of Registrable Securities owns Registrable Securities, promptly upon request, such information as may be reasonably and customarily requested to permit the Holders of Registrable Securities to sell such securities pursuant to Rule 144 without registration.

7.                                      Legends.

(a)                     Registrable Securities may only be disposed of in compliance with state and federal securities laws. In connection with any transfer of the Registrable Securities other than pursuant to an effective registration statement, to the Company, to an Affiliate of the Investor or in connection with a pledge as contemplated in Section 7(b), the Company may require the transferor thereof to provide to the Company an opinion of counsel selected by the transferor, the form and substance of which opinion shall be reasonably satisfactory to the Company, to the effect that such transfer does not require registration of such transferred Securities under the Securities Act.

(b)                     Certificates evidencing the Registrable Securities will contain the following legend, so long as is required by this Section 7:

THESE SECURITIES HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND,

ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES OR BLUE SKY LAWS. THESE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT.

The Company acknowledges and agrees that a Holder of Registrable Securities may from time to time pledge pursuant to a bona fide margin account and, if required under the terms of such account, such Holder may transfer pledged or secured Registrable Securities to the pledgees or secured parties. Such pledge or transfer would not be subject to approval or consent of the Company and no legal opinion of legal counsel to the pledgee, secured party or pledgor shall be required in connection with the pledge, but the legend shall remain on the pledged Registrable Securities and such legal opinion may be required in connection with a subsequent transfer following default by the Holder transferee of the pledge. Further, no notice shall be required of such pledge. At the expense of the appropriate Holder of Registrable Securities, the Company will execute and deliver such reasonable documentation as a pledgee or secured party of Registrable Securities may reasonably request in connection with a pledge or transfer of the Registrable Securities including the preparation and filing of any required prospectus supplement under Rule 424(b)(3) of the Securities Act or other applicable provision of the Securities Act to appropriately amend the list of Selling Stockholders thereunder.

(c)                Certificates evidencing the Registrable Securities shall not contain any legend (including the legend set forth in Section 7(b): (i) unless prohibited by the Company’s transfer agent (notwithstanding consent of the Company and the provision of legal opinions requested by the transfer agent to effect this Section 7(c)) or the regulations or published interpretations of the Commission while a registration statement (including the Registration Statement) covering the resale of such Registrable Securities is effective under the Securities Act, or (ii) following any sale of such Registrable Securities pursuant to Rule 144, or (ii) if such Registrable Securities are eligible for sale under Rule 144(b)(i), or (iii) if such legend is not required under applicable requirements of the Securities Act (including judicial interpretations and pronouncements issued by the Staff of the Commission). The Company shall cause its counsel to issue any legal opinion required by the Company’s transfer agent to effect this Section 7(c).  Following the Effective Date or at such earlier time as a legend is no longer required for the Registrable Securities under this Section 7(c), the Company will, no later than three (3) Business Days following the delivery by a Holder of Registrable Securities to the Company or the Company’s transfer agent of a certificate representing Registrable Securities containing a restrictive legend, deliver or cause to be delivered to such Holder a certificate representing such Registrable Securities that is free from all restrictive and other legends. The Company may not make any notation on its records or give instructions to any transfer agent of the Company that enlarge the restrictions on transfer set forth in this Section 7.

8.                                      Assignment of Registration Rights.  The rights under this Agreement shall be automatically assignable by the Investor to any permitted transferee of a minimum of 10% of the Registrable Securities then outstanding if: (i) the Investor agrees in writing with the transferee or assignee to assign such rights, and a copy of such agreement is furnished to the Company within five (5) Business Days after such assignment; (ii) the Company is, within five (5) Business Days after such transfer or assignment, furnished with written notice of (a) the name and address of such transferee or assignee, and (b) the securities with respect to which such registration rights are being transferred or assigned; (iii) immediately following such transfer or assignment the further disposition of such securities by the transferee or assignee is restricted under the Securities Act or applicable state securities laws; (iv) at or before the time the Company receives the written notice contemplated by clause (ii) of this sentence the transferee or assignee agrees in writing with the Company to be bound by all of the provisions contained herein; and (v) such transfer shall have been made in accordance with the applicable requirements of the Purchase Agreement.

9.                                      Miscellaneous.

(a)                     Remedies.  In the event of a breach by the Company or by a Holder, of any of their obligations under this Agreement, each Holder or the Company, as the case may be, in addition to being entitled to exercise all rights granted by law and under this Agreement, including recovery of damages, will be entitled to specific performance of its rights under this Agreement.  The Company and each Holder agree that monetary damages would not provide adequate compensation for any losses incurred by reason of a breach by it of any of the provisions of this Agreement and hereby further agrees that, in the event of any action for specific performance in respect of such breach, it shall waive the defense that a remedy at law would be adequate.

(b)                     No Piggyback on Registrations; Waiver.  Except for the Permissible Piggyback Shares, neither the Company nor any of its security holders (other than the Holders of Registrable Securities in such capacity pursuant hereto) have the contractual right to include securities of the Company in a Registration Statement other than the Registrable Securities, and the Company shall not during the Effectiveness Period enter into any agreement providing any such right to any of its security holders without the consent of the Demanding Holders.

(c)                      Compliance.  Each Holder covenants and agrees that it will comply with the prospectus delivery requirements of the Securities Act as applicable to it in connection with sales of Registrable Securities or Permissible Piggyback Shares pursuant to the Registration Statement.

(d)                     Discontinued Disposition.  Each Selling Stockholder agrees that, upon receipt of a notice from the Company of the occurrence of any event of the kind described in Section 3(c), such Selling Stockholder will forthwith discontinue disposition of such Registrable Securities under the Registration Statement until such Selling Stockholder’s receipt of the copies of the supplemented Prospectus and/or amended Registration Statement or until it is advised in writing (the “Advice”) by the Company that the use of the applicable Prospectus may be resumed, and, in either case, has received copies of any additional or supplemental filings that are incorporated or deemed to be incorporated by reference in such Prospectus or Registration Statement.  The Company may provide appropriate stop transfer orders to enforce the provisions of this paragraph.

(e)                      Amendments and Waivers.  Provisions of this Agreement may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the Demanding Holders.  Notwithstanding the foregoing, (i) a waiver or consent to depart from the provisions hereof with respect to a matter that relates exclusively to the rights of a Holder and that does not directly or indirectly affect the rights of other Holders may be given by the Holder to which such waiver or consent relates and (ii) no amendment or waiver of any provision of this Agreement that adversely affects the Holders of Permissible Piggyback Shares in a materially disproportionate manner (compared to the effect on Holders of Registrable Securities) may be effected only with the consent of the Holders of a majority of the Permissible Piggyback Shares; provided, that no amendment or waiver to any provision of this Agreement relating to naming any Holder or requiring the naming of any Holder as an underwriter may be effected in any manner without such Holder’s prior written consent.

(f)                       Notices.  All notices, demands and other communications provided for or permitted hereunder shall be made in writing and shall be by registered or certified first-class mail, return receipt requested, facsimile (with receipt confirmed), courier service or personal delivery to the address of each of the parties set forth on the signature pages hereto.  All such notices and communications shall be deemed to have been duly given when delivered by hand, if personally delivered; when delivered by courier, if delivered by commercial overnight courier service; if mailed, five (5) business days after being deposited in the mail, postage prepaid; or when sent, if sent via facsimile during the recipient’s normal business hours with confirmation of sending.

(g)                      Successors and Assigns.  This Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of each of the parties and shall inure to the benefit of each Holder.  The Company may not assign its rights or obligations hereunder without the prior written consent of each Holder.  Each Holder may assign their respective rights hereunder; provided that such assignee, after giving effect to such assignment, would own a minimum of 10% of the Registrable Securities then outstanding (for assignees of the Investor) or Permissible Piggyback Shares then outstanding (for assignees of holders of Permissible Piggyback Shares).

(h)                     Execution and Counterparts.  This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and, all of which taken together shall constitute one and the same Agreement.  In the event that any signature is delivered by facsimile or email transmission, such signature shall create a valid binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such facsimile or email signature were the original thereof.

(i)                         Governing Law.  All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of Delaware without regard to the principles of conflicts of law thereof.  Each party hereto hereby irrevocably waives personal service of process and consents to process being served in any such Proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof.  Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law.  Each party hereto hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any Proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.  If either party shall commence a Proceeding to enforce any provisions of this Agreement, then the prevailing party in such Proceeding shall be reimbursed by the other party for its reasonable attorney’s fees and other costs and expenses incurred with the investigation, preparation and prosecution of such Proceeding.

(j)                        Cumulative Remedies.  The remedies provided herein are cumulative and not exclusive of any remedies provided by law.

(k)                     Entire Agreement. This Agreement, the other Transaction Documents (as defined in the Purchase Agreement) and the instruments referenced herein and therein constitute the entire agreement among the parties hereto with respect to the subject matter hereof and thereof.  There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein and therein.  This Agreement, the other Transaction Documents and the instruments referenced herein and therein supersede all prior agreements and understandings among the parties hereto with respect to the subject matter hereof and thereof.

(l)                         Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction.  It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

(m)                 Headings.  The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

COMPANY:

LIME ENERGY CO.

By:	/s/ Adam Procell
Name: Adam Procell
Title: President & CEO

ADDRESS FOR NOTICE

	Address:	16810 Kenton Drive, Suite 240
Huntersville, NC 28078
Tel:
Fax:
Email:
Attention:

With a copy to (which shall not constitute notice):

	Company:	Drinker Biddle & Reath LLP
	Address:	One Logan Square, Ste. 2000
Philadelphia, PA 19103
	Tel:	215-988-2880
	Fax:	215-988-2770
	Email:	Stephen.Burdumy@dbr.com
	Attention:	Stephen T. Burdumy, Esq.

IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

INVESTOR:

BISON CAPITAL PARTNERS IV, L.P.

By: Bison Capital Partners IV GP, L.P.
Its: General Partner

By: Bison Capital Partners GP, LLC
Its: General Partner

By:	/s/ Andreas Hildebrand
Name: Andreas Hildebrand
Title: Member

ADDRESS FOR NOTICE

Address:	780 Third Avenue, 30th Floor
New York, NY 10017
Tel:	646-792-2081
Fax:	646-590-9021
Email:	ahildebrand@bisoncapital.com
Attention:	Andreas Hildebrand

With a copy to (which shall not constitute notice):

Company:	Sheppard Mullin Richter & Hampton LLP
Address:	12275 El Camino Real #200
Del Mar, CA 92130
Tel:	858-720-8943
Fax:	858-847-4871
Email:	jtishler@sheppardmullin.com
Attention:	John D. Tishler, Esq.

IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

HOLDER OF PERMISSIBLE PIGGYBACK SHARES:

RICHARD KIPHART

/s/ RICHARD P. KIPHART

ADDRESS FOR NOTICE

Address:	c/o William Blair & Co 222 W. Adams St Chicago, IL 60606
Tel:	312-364-8420
Fax:	773-442-0214
Email:	rkiphart@williamblair.com
Attention:

With a copy to (which shall not constitute notice):

Company:
Address:
Tel:
Fax:
Email:
Attention:

IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

HOLDER OF PERMISSIBLE PIGGYBACK SHARES:

THE JOHN THOMAS HURVIS REVOCABLE TRUST

By:	/s/ John Thomas Hurvis
Name: John Thomas Hurvis
Title: Trustee

ADDRESS FOR NOTICE

Address:	4065 Commercial Ave., Northbrook IL 60062
Tel:	(847) 559-2034
Fax:	(847) 664-7254
Email:	tpappas@oldworld.com
Attention:	Tommy Pappas

With a copy to (which shall not constitute notice):

Company:
Address:
Tel:
Fax:
Email:
Attention:

IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

HOLDER OF PERMISSIBLE PIGGYBACK SHARES:

GREENER CAPITAL PARTNERS II, L.P.

By:	/s/ Charles H. Finnie
Name: Charles H. Finnie
Title: Managing Member

ADDRESS FOR NOTICE

	Address:	cfinnie@efwpartners.com
	Tel:	510-684-4865
Fax:
Email:
Attention:

With a copy to (which shall not constitute notice):

Company:
Address:
Tel:
Fax:
Email:
Attention:

IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

HOLDER OF PERMISSIBLE PIGGYBACK SHARES:

NETTLESTONE ENTERPRISES LIMITED

By:	/s/ Michael Heyworth
Name: Michael Heyworth
Title: Director

ADDRESS FOR NOTICE

Address:	PO Box 665, Roseneath, The Grange, St. Peter Port, Guernsey GY1 3SJ
Tel:	+441481730430
Fax:	+441481730460
Email:	michael.heyworth@trustcorpci.com
Attention	Michael Heyworth

With a copy to (which shall not constitute notice):

Company:
Address:
Tel:
Fax:
Email:
Attention:

IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

HOLDER OF PERMISSIBLE PIGGYBACK SHARES:

CHRISTOPHER CAPPS

/s/ Christopher Capps

ADDRESS FOR NOTICE

Address:
Tel:
Fax:
Email:
Attention:

With a copy to (which shall not constitute notice):

Company:
Address:
Tel:
Fax:
Email:
Attention:

Annex A

Plan of Distribution

The Selling Stockholders and any of their pledgees, donees, transferees, assignees and successors-in-interest may, from time to time, sell any or all of their shares of Common Stock on any stock exchange, market or trading facility on which the shares are traded or quoted or in private transactions.  These sales may be at fixed or negotiated prices.  The Selling Stockholders may use any one or more of the following methods when selling shares:

•                  ordinary brokerage transactions and transactions in which the broker-dealer solicits Investors;

•                  block trades in which the broker-dealer will attempt to sell the shares as agent but may position and resell a portion of the block as principal to facilitate the transaction;

•                  purchases by a broker-dealer as principal and resale by the broker-dealer for its account;

•                  an exchange distribution in accordance with the rules of the applicable exchange;

•                  privately negotiated transactions;

•                  through the writing of options on the shares;

•                  to cover short sales made after the date that this Registration Statement is declared effective by the Commission;

•                  broker-dealers may agree with the Selling Stockholders to sell a specified number of such shares at a stipulated price per share; and

•                  a combination of any such methods of sale.

The Selling Stockholders may also sell shares under Rule 144 of the Securities Act of 1933, as amended (the “Securities Act”), if available, rather than under this prospectus. The selling stockholders shall have the sole and absolute discretion not to accept any purchase offer or make any sale of shares if it deems the purchase price to be unsatisfactory at any particular time.

The Selling Stockholders or their respective pledgees, donees, transferees or other successors in interest, may also sell the shares directly to market makers acting as principals and/or broker-dealers acting as agents for themselves or their customers. Such broker-dealers may receive compensation in the form of discounts, concessions or commissions from the Selling Stockholders and/or the purchasers of shares for whom such broker-dealers may act as agents or to whom they sell as principal or both, which compensation as to a particular broker-dealer might be in excess of customary commissions. Market makers and block purchasers purchasing the shares will do so for their own account and at their own risk. It is possible that a selling stockholder will attempt to sell shares of common stock in block transactions to market makers or other purchasers at a price per share which may be below the then existing market price. We cannot assure that all or any of the shares offered in this prospectus will be issued to, or sold by, the Selling Stockholders. The Selling Stockholders and any brokers, dealers or agents, upon effecting the sale of any of the shares offered in this prospectus, may be deemed to be “underwriters” as that term is defined under the Securities Act, the Exchange Act and the rules and regulations of such acts. In such event, any commissions received by such broker-dealers or agents and any profit on the resale of the shares purchased by them may be deemed to be underwriting commissions or discounts under the Securities Act.

We are required to pay all fees and expenses incident to the registration of the shares, including fees and disbursements of counsel to the Selling Stockholders (up to an agreed upon aggregate amount), but excluding brokerage commissions or underwriter discounts.

The Selling Stockholders, alternatively, may sell all or any part of the shares offered in this prospectus through an underwriter.  The Selling Stockholders have not entered into any agreement with a prospective underwriter and there is no assurance that any such agreement will be entered into.

The Selling Stockholders may pledge their shares to their brokers under the margin provisions of customer agreements. If a Selling Stockholder defaults on a margin loan, the broker may, from time to time, offer and sell the pledged shares. The Selling Stockholders and any other persons participating in the sale or distribution of the shares will be subject to applicable provisions of the Exchange Act, and the rules and regulations under such act, including, without limitation, Regulation M. These provisions may restrict certain activities of, and limit the timing of purchases and sales of any of the shares by, the Selling Stockholders or any other such person. In the event that any of the Selling Stockholders are deemed an affiliated purchaser or distribution participant within the meaning of Regulation M, then the Selling Stockholders will not be permitted to engage in short sales of common stock. Furthermore, under Regulation M, persons engaged in a distribution of securities are prohibited from simultaneously engaging in market making and certain other activities with respect to such securities for a specified period of time prior to the commencement of such distributions, subject to specified exceptions or exemptions. In addition, if a short sale is deemed to be a stabilizing activity, then the Selling Stockholders will not be permitted to engage in a short sale of our common stock. All of these limitations may affect the marketability of the shares.

If a Selling Stockholder notifies us that it has a material arrangement with a broker-dealer for the resale of the common stock, then we would be required to amend the registration statement of which this prospectus is a part, and file a prospectus supplement to describe the agreements between the Selling Stockholder and the broker-dealer.

Annex B

LIME ENERGY CO.

Selling Stockholder Notice and Questionnaire

The undersigned beneficial owner of common stock (the “Common Stock”), of Lime Energy Co., a Delaware corporation (the “Company”), understands that the Company has filed or intends to file with the Securities and Exchange Commission (the “Commission”) a Registration Statement for the registration and resale of the Registrable Securities and Permissible Piggyback Shares (if applicable), in accordance with the terms of the Registration Rights Agreement, dated as of [•], 2014 (the “Registration Rights Agreement”), between the Company, the Investor and the Holders of Permissible Piggyback Shares named therein.  A copy of the Registration Rights Agreement is available from the Company upon request at the address set forth below.  All capitalized terms used and not otherwise defined herein shall have the meanings ascribed thereto in the Registration Rights Agreement.

The undersigned hereby provides the following information to the Company and represents and warrants that such information is accurate:

QUESTIONNAIRE

1.                                      Name.

(a)                                 Full Legal Name of Selling Stockholder

(b)                                 Full Legal Name of Registered Holder (if not the same as (a) above) through which Registrable Securities or Permissible Piggyback Shares Listed in Item 3 below are held:

(c)                                  Full Legal Name of Natural Control Person (which means a natural person who directly or indirectly alone or with others has power to vote or dispose of the securities covered by the questionnaire):

2.  Address for Notices to Selling Stockholder:

Telephone:
Fax:
Contact Person:

3.  Beneficial Ownership of Registrable Securities or Permissible Piggyback Shares:

Type and Principal Amount of Registrable Securities or Permissible Piggyback Shares beneficially owned:

4.  Broker-Dealer Status:

(a)                            Are you a broker-dealer?

Yes   ☐         No   ☐

Note:             If yes, the Commission’s staff has indicated that you should be identified as an underwriter in the Registration Statement.

(b)                            Are you an affiliate of a broker-dealer?

Yes   ☐         No   ☐

(c)                             If you are an affiliate of a broker-dealer, do you certify that you bought the Registrable Securities in the ordinary course of business, and at the time of the purchase of the Registrable Securities or Permissible Piggyback Shares to be resold, you had no agreements or understandings, directly or indirectly, with any person to distribute the Registrable Securities or Permissible Piggyback Shares?

Yes   ☐         No   ☐

Note:             If no, the Commission’s staff has indicated that you should be identified as an underwriter in the Registration Statement.

5.  Beneficial Ownership of Other Securities of the Company Owned by the Selling Stockholder.

Except as set forth below in this Item 5, the undersigned is not the beneficial or registered owner of any securities of the Company other than the Registrable Securities or Permissible Piggyback Shares listed above in Item 3.

Type and Amount of Other Securities beneficially owned by the Selling Stockholder:

6.  Relationships with the Company:

Except as set forth below, neither the undersigned nor any of its affiliates, officers, directors or principal equity holders (owners of 5% of more of the equity securities of the undersigned) has held any position or office or has had any other material relationship with the Company (or its predecessors or affiliates) during the past three years.

State any exceptions here:

7.  The Company has advised each Selling Stockholder that it is the view of the Commission that it may not use shares registered on the Registration Statement to cover short sales of Common Stock made prior to the date on which the Registration Statement is declared effective by the Commission, in accordance with 1997 Securities and Exchange Commission Manual of Publicly Available Telephone Interpretations Section A.65.  If a Selling Stockholder uses the prospectus for any sale of the Common Stock, it will be subject to the prospectus delivery requirements of the Securities Act.  The Selling Stockholders will be responsible to comply with the applicable provisions of the Securities Act and Exchange Act, and the rules and regulations thereunder promulgated, including, without limitation, Regulation M, as applicable to such Selling Stockholders in connection with resales of their respective shares under the Registration Statement.

The undersigned agrees to promptly notify the Company of any inaccuracies or changes in the information provided herein that may occur subsequent to the date hereof and prior to the Effective Date for the Registration Statement.

Certain legal consequences arise from being named as a Selling Stockholder in the Registration Statement and related prospectus.  Accordingly, the undersigned is advised to consult their own securities law counsel regarding the consequence of being named or not being named as a Selling Stockholder in the Registration Statement and the related prospectus.

By signing below, the undersigned consents to the disclosure of the information contained herein in its answers to Items 1 through 6 and the inclusion of such information in the Registration Statement and the related prospectus.  The undersigned understands that such information will be relied upon by the Company in connection with the preparation or amendment of the Registration Statement and the related prospectus.  The undersigned hereby elects to include the Registrable Securities or Permissible Piggyback Shares owned by it and listed above in Item 3 (unless otherwise specified in Item 3) in the Registration Statement.

IN WITNESS WHEREOF the undersigned, by authority duly given, has caused this Notice and Questionnaire to be executed and delivered either in person or by its duly authorized agent.

Dated:	Beneficial Owner:

By:
Name:
Title:

PLEASE FAX OR EMAIL A COPY OF THE COMPLETED AND EXECUTED NOTICE AND QUESTIONNAIRE, AND RETURN THE ORIGINAL BY OVERNIGHT MAIL, TO:

[Company]

[Address]

[Email]

[Fax]

Annex C

Schedule of Holders of Permissible Piggyback Shares

Name of Holders of Permissible Piggyback Shares	Number of Permissible Piggyback Shares
Richard Kiphart	2,389,774
The John Thomas Hurvis Revocable Trust	1,892,173
Greener Capital Partners II, L.P.	787,028
Nettlestone Enterprises Limited	370,743
Christopher Capps	27,980